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__________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           _________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):    February 2, 1998

                           _________________________


                          INTERNATIONAL COMPUTEX, INC.
             (Exact name of registrant as specified in its charter)

         Georgia                         1-12909                58-1938206
(State or other jurisdiction of        (Commission           (I.R.S.Employer
incorporation or organization)         File Number)         Identification No.)


                    5500 Interstate North Parkway, Suite 507
                          Atlanta, Georgia 30328-4662
          (Address of principal executive offices, including Zip Code)


                                  770/953-1464
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)



                               Page 1 of 32 Pages

                            Exhibit Index on Page 4
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Item 1.   Changes in Control of Registrant.
          --------------------------------
               None.

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------
               None.

Item 3.   Bankruptcy or Receivership.
          --------------------------
               None.

Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------
               None.

Item 5.   Other Events.
          ------------

               On February 2, 1998 Registrant issued and sold to Thybo New Ventures Limited, a Bermuda corporation and an affiliate of IHS Group, Inc. of Denver, Colorado ("Thybo"), 300,000 shares of Common Stock of the Registrant, at $9.50 per share. Payment of the purchase price was made in full as of the February 2, 1998 closing date. No commissions or finders fees were payable out of the $2,850,000 proceeds of this private placement.

               Pursuant to the Common Stock Purchase Agreement between the Registrant and Thybo, Thybo received "piggy-back" registration rights with respect to 90,000 of the purchased shares. Also pursuant to that Agreement Thybo granted to Haim E. Dahan, the Chief Executive Officer of the Registrant, exclusive voting rights with respect to the 300,000 shares for a two-year period commencing February 2, 1998, so long as those shares are held by Thybo or an affiliate during that period.

               See attached Exhibit 99.1 for a copy of the Common Stock Purchase Agreement.

Item 6.   Resignations of Registrant's Directors.
          --------------------------------------
               None.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

               (c) Exhibits:
                   --------

          99.1 Common Stock Purchase Agreement dated as of January 29, 1998 between the Registrant and Thybo New Ventures Limited.

Item 8.   Changes in Fiscal Year.
          ----------------------
               None.

Item 9.   Sale of Equity Securities Pursuant to Regulation S.
          --------------------------------------------------
               None.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         INTERNATIONAL COMPUTEX, INC.
                         (Registrant)

Date:  02/05/98          By:   /s/ Ralph E. Walter

                         Name and Title:   Ralph E. Walter, Chief Financial
                                           Officer

                                       3
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                                 EXHIBIT INDEX



     Description                                             Page
     -----------                                             ----

     99.1 Common Stock Purchase Agreement dated as of January 29, 1998 between the Registrant and Thybo New Ventures Limited.

                                       4